As filed with the Securities and Exchange Commission on December 21, 2016

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SOPHIRIS BIO INC.

(Exact name of registrant as specified in its charter)

British Columbia	98-1008712
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1258 Prospect Street La Jolla, California (Address of Principal Executive Offices)	92037 (Zip Code)

Amended and Restated 2011 Stock Option Plan

(Full titles of the plans)

Randall E. Woods

Chief Executive Officer and President

1258 Prospect Street

La Jolla, California 92037

(858) 777-1760

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Barbara Borden, Esq. Karen E. Deschaine, Esq. Cooley LLP 4401 Eastgate Mall San Diego, California 92121 Tel: (858) 550-6000	Peter Slover Chief Financial Officer Sophiris Bio Inc. 1258 Prospect Street La Jolla, California 92037 Tel: (858) 777-1760

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered(1)	Proposed maximum offering price per share	Proposed maximum aggregate offering price	Amount of registration fee
Amended and Restated 2011 Stock Option Plan Common Shares, no par value per share	929,149 shares(2)	$2.89(3)	$2,685,240.61(3)	$311.22

(1)

Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Shares (“Common Shares”) that become issuable under the plans by reason of any stock dividend, stock split, recapitalization or other similar transaction.

(2)

Represents 929,149 shares of Common Stock reserved for issuance under the 2011 Plan. Subject to certain adjustments, the 2011 Plan provides that the number of common shares which will be available for purchase pursuant to options granted under the 2011 Plan is 10% of the number of issued and outstanding Common Shares (on a non-diluted basis) on the particular grant date.

(3)

Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act, based upon the average of the high and low prices of the Common Stock as reported on the NASDAQ Capital Market on December 19, 2016, a date within five business days prior to the date of filing of this Registration Statement.

REGISTRATION OF ADDITIONAL SECURITIES

Sophiris Bio Inc. (the “Company,” “we,” “us,” or “our”) has prepared this registration statement (this “Registration Statement”) in accordance with the requirements of Form S-8 under the Securities Act of 1933, as amended, to register 929,149 additional shares of its common shares (no par value per share) (“Common Shares”), issuable pursuant to the Sophiris Bio Inc. Amended and Restated 2011 Stock Option Plan (the “2011 Plan”).

The Company previously registered shares of its Common Shares for issuance under the 2011 Plan under Registration Statements on Form S-8, filed with the Securities and Exchange Commission (the “SEC”) on August 30, 2013 (File No. 333-190945), March 31, 2015 (File No. 333-203136), March 29, 2016 (File No. 333-210452) and June 3, 2016 (File No. 333-211814), collectively referred to as the “Existing Registration Statements”.

In accordance with General Instruction E to Form S-8, the contents of the Existing Registration Statements are hereby incorporated by reference.

Item 3.	Incorporation of Documents by Reference.

The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Registration Statement, and later information filed with the SEC will update and supersede this information. We hereby incorporate by reference into this Registration Statement the following documents previously filed with the SEC:

(a)	our Annual Report on Form 10-K for the year ended December 31, 2015, which was filed on March 29, 2016;

(b)	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which was filed on May 16, 2016;

(c)	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which was filed on August 9, 2016;

(d)	our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, which was filed on November 9, 2016;

(e)

our Current Reports on Form 8-K filed on February 1, 2016, April 8, 2016, April 29, 2016, May 11, 2016, June 1, 2016, June 10, 2016, August 22, 2016, August 23, 2016, October 14, 2016 and December 9, 2016;

(f)	the portions of our Definitive Proxy Statement on Schedule 14A filed on April 26, 2016 that are deemed “filed” with the SEC; and

(g)

the description of our Common Shares contained in our Registration Statement on Form 8-A, filed on August 9, 2013 (File No. 001-36054), including any amendments or reports filed for the purpose of updating the description.

In addition, all documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the filing of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing such documents, except as to specific sections of such statements as set forth therein. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement contained herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

1

Under no circumstances shall any information furnished under Item 2.02 or 7.01 of Form 8-K be deemed incorporated herein by reference unless such Form 8-K expressly provides to the contrary.

These documents may also be accessed on our website at www.sophirisbio.com. Except as otherwise specifically incorporated by reference in this Registration Statement, information contained in, or accessible through, our website is not a part of this Registration Statement.

We will furnish without charge to you, upon written or oral request, a copy of any or all of the documents incorporated by reference, including exhibits to these documents, by writing or telephoning us at the following address:

Sophiris Bio Inc.

1258 Prospect Street

La Jolla, California 92037

Attention: Corporate Secretary

(858) 777-1760

2

Item 8.	Exhibits.

The following is a list of the exhibits filed as part of this Registration Statement, which are incorporated herein:

Exhibit Number	Description

4.1(1)	Certificate of Amalgamation of the Registrant, dated January 1, 2005.

4.2(2)	Notice of Articles of the Registrant.

4.3(3)	Articles of the Registrant.

4.4(4)	Form of Common Share Certificate of the Registrant.

4.5(5)

Form of Common Share Purchase Warrant Issued in connection with the subsequent closings pursuant to our Investment Agreement by and between the Company, Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P., dated September 28, 2010.

4.6(6)	Common Share Purchase Warrant Issued to Oxford Finance LLC.

4.7(7)	Common Share Purchase Warrant Issued to Oxford Finance LLC.

4.8(8)	Omnibus Amendment to Warrants to Purchase Common Shares dated January 31, 2014, by and between the Company and Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P.

4.9(9)	Omnibus Amendment to Warrants to Purchase Common Shares dated February 14, 2014 by and between the Company and Oxford Finance LLC.

4.10(10)	Common Share Purchase Warrant Issued to Oxford Finance LLC dated June 30, 2014.

4.11(11)	Common Share Purchase Warrant Issued to Oxford Finance LLC dated June 30, 2014.

4.12(12)	Registration Rights Agreement by and between the Company and Aspire Capital Fund, LLC dated May 16, 2014.

4.13(13)	Form of Common Share Purchase Warrant issued in connection with the Company’s May 2016 Financing.

4.14(14)	Form of Common Share Purchase Warrant issued in connection with the Company’s August 2016 Financing.

5.1	Opinion of Fasken Martineau DuMoulin LLP.

10.1(15)	Amended and Restated 2011 Stock Option Plan.

10.2(16)	Form of Option Certificate.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

23.2	Consent of Fasken Martineau DuMoulin LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page hereto.

(1)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(2)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(3)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(4)	Incorporated by reference to the Amendment No. 4 to the Registrant’s Form S-1/A (SEC File No. 333-186724) filed on July 15, 2013.
(5)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(6)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(7)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(8)	Incorporated by reference to the Current Report on Form 8-K February 6, 2014.
(9)	Incorporated by reference to the Current Report on Form 8-K filed on February 18, 2014.
(10)	Incorporated by reference to the Quarterly Report on Form 10-Q filed on August 7, 2014.
(11)	Incorporated by reference to the Quarterly Report on Form 10-Q filed on August 7, 2014.
(12)	Incorporated by reference to the Current Report on Form 8-K filed on May 19, 2014.
(13)	Incorporated by reference to the Current Report on Form 8-K filed on May 11, 2016.
(14)	Incorporated by reference to the Current Report on Form 8-K filed on August 23, 2016.
(15)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(16)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on December 21, 2016.

SOPHIRIS BIO INC.

By:	/s/ Randall E. Woods
Randall E. Woods
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Randall E. Woods and Peter Slover, and each of them, as his true and lawful attorneys-in-fact and agents, each with the full power of substitution, for him and in his name, place or stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randall E. Woods	Chief Executive Officer, President and Director	December 21, 2016
Randall E. Woods	(Principal Executive Officer)

/s/ Peter T. Slover	Chief Financial Officer	December 21, 2016
Peter T. Slover	(Principal Financial Officer and Principal Accounting Officer)

/s/ Lars Ekman, M.D., Ph.D.	Chairman and Director	December 21, 2016
Lars Ekman, M.D., Ph.D.

/s/ John Geltosky, Ph.D.	Director	December 21, 2016
John Geltosky, Ph.D.

/s/ Jim Heppell	Director	December 21, 2016
Jim Heppell

/s/ Allison Hulme	Director	December 21, 2016
Allison Hulme

/s/ Gerald T. Proehl	Director	December 21, 2016
Gerald T. Proehl

EXHIBIT INDEX

Exhibit Number	Description

4.1(1)	Certificate of Amalgamation of the Registrant, dated January 1, 2005.

4.2(2)	Notice of Articles of the Registrant.

4.3(3)	Articles of the Registrant.

4.4(4)	Form of Common Share Certificate of the Registrant.

4.5(5)

Form of Common Share Purchase Warrant Issued in connection with the subsequent closings pursuant to our Investment Agreement by and between the Company, Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P., dated September 28, 2010.

4.6(6)	Common Share Purchase Warrant Issued to Oxford Finance LLC.

4.7(7)	Common Share Purchase Warrant Issued to Oxford Finance LLC.

4.8(8)	Omnibus Amendment to Warrants to Purchase Common Shares dated January 31, 2014, by and between the Company and Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P.

4.9(9)	Omnibus Amendment to Warrants to Purchase Common Shares dated February 14, 2014 by and between the Company and Oxford Finance LLC.

4.10(10)	Common Share Purchase Warrant Issued to Oxford Finance LLC dated June 30, 2014.

4.11(11)	Common Share Purchase Warrant Issued to Oxford Finance LLC dated June 30, 2014.

4.12(12)	Registration Rights Agreement by and between the Company and Aspire Capital Fund, LLC dated May 16, 2014.

4.13(13)	Form of Common Share Purchase Warrant issued in connection with the Company’s May 2016 Financing.

4.14(14)	Form of Common Share Purchase Warrant issued in connection with the Company’s August 2016 Financing.

5.1	Opinion of Fasken Martineau DuMoulin LLP.

10.1(15)	Amended and Restated 2011 Stock Option Plan.

10.2(16)	Form of Option Certificate.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

23.2	Consent of Fasken Martineau DuMoulin LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page hereto.

(1)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(2)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(3)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(4)	Incorporated by reference to the Amendment No. 4 to the Registrant’s Form S-1/A (SEC File No. 333-186724) filed on July 15, 2013.
(5)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(6)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(7)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(8)	Incorporated by reference to the Current Report on Form 8-K February 6, 2014.
(9)	Incorporated by reference to the Current Report on Form 8-K filed on February 18, 2014.
(10)	Incorporated by reference to the Quarterly Report on Form 10-Q filed on August 7, 2014.
(11)	Incorporated by reference to the Quarterly Report on Form 10-Q filed on August 7, 2014.
(12)	Incorporated by reference to the Current Report on Form 8-K filed on May 19, 2014.
(13)	Incorporated by reference to the Current Report on Form 8-K filed on May 11, 2016.
(14)	Incorporated by reference to the Current Report on Form 8-K filed on August 23, 2016.
(15)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.
(16)	Incorporated by reference to the Registrant’s Form S-1 (SEC File No. 333-186724) filed on February 15, 2013.